UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (due of earliest event reported) December 26, 2006

Commission file number: 0-29346

FRMO CORP.
(Exact name of registrant as specified in its charter)

Delaware	13-3754422
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No)
or organization)

320 Manville Road, Pleasantville, NY	10570
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 632-6730

Item 5.02(b) Resignations of Directors

FRMO Corp., owns 100% of the common stock of Fromex Equity Corp., and on December 26, 2006 the Boards of Directors of the Registrant and its wholly-owned subsidiary consisted of the same seven persons, namely:

Murray Stahl
Steven Bregman
Peter Doyle
Lawrence J. Goldstein
Jay Hirschson
Allan Kornfeld
Lester J. Tanner

In anticipation of a proposed spin-off of 5% of the common stock of Fromex Equity Corp., it was determined that a majority of directors of Fromex Equity Corp., should be persons who are not a director or officer of FRMO Corp. Accordingly, Jay Hirschson, Allan Kornfeld and Lester J. Tanner resigned as directors of FRMO Corp., effective December 26, 2006. Peter Doyle and Lawrence J. Goldstein resigned as directors of Fromex Equity Corp., effective December 26, 2006.

After said resignations, on December 26, 2006 the Boards of Directors of FRMO Corp. and Fromex Equity Corp., consist of the following persons.

FRMO Corp.	Fromex Equity Corp.
Murray Stahl	Murray Stahl
Steven Bregman	Steven Bregman
Peter Doyle	Jay Hirschson
Lawrence J. Goldstein	Allen Kornfeld
Lester J. Tanner

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRMO CORP.
(Registrant)

Date: December 27, 2006	By:	/s/ Steven Bregman
Steven Bregman, President